Prepaid Expenses And Other Current Assets, Net (Details) - Schedule of Prepaid Expenses and Other Current Assets - USD ($)		6 Months Ended	12 Months Ended
		Jun. 30, 2023	Dec. 31, 2022
Schedule of prepaid expenses and other current assets [Abstract]
Advance to suppliers	[1]	$ 367,332	$ 512,900
Prepaid expenses	[2]	699,331	217,064
Other receivables	[3]	104,553	103,274
Loans to third parties	[4]	1,900,000
Less: allowance for doubtful accounts
Prepaid expenses and other current assets, net		$ 3,071,216	$ 833,238

[1]	Advance to suppliers primarily consists of advance payments paid to suppliers for purchases of raw materials for bakery products.
[2]	Prepaid expenses primarily represent prepaid rental expenses, prepaid post-listing related service fee, and other miscellaneous expenses for the Company’s bakery stores.
[3]	Other receivables are mainly business advances to officers and staff for business travel and sundry expenses.
[4]	During the six months ended June 30, 2023, the Company lent totaling $1.9 million to several third parties. Short-term loans to third-parties are mainly used for short-term funding to support the Company’s external business partners. These loans bear no interest and have terms of no more than one year. As of June 30, 2023, the balance of short-term loans to third-parties were $1.9 million. The Company periodically reviews the loans to third parties as to whether their carrying values remain realizable. The Company believes that the risk associated with the above loans are relatively low based on the evaluation of the creditworthiness of these third-party debtors and the relationships with them. As of the date of the report, approximately $0.5 million, or 26%, of the June 30, 2023 balance was collected by the Company and the remaining part was expected to be paid in full before December 31, 2023.